Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,897,500.00
Previously Paid Amount	0.00
Total Fee Amount	4,957.45
Total Offset Amount	0.00
Net Fee	$ 4,957.45